 Edward Jones
MidCap Utility Conference
March 25, 2008
Douglas H. Yaeger
Chairman, President and
Chief Executive Officer
Mark D. Waltermire
Chief Financial Officer

This presentation contains forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934, as amended. Future operating results may be affected by various uncertainties and risk factors, many of which are beyond the control of The Laclede Group, Inc, including weather conditions, governmental and regulatory policy and action, the competitive environment and economic factors. For a more complete description of these uncertainties and risk factors, see The
Laclede Group’s Form 10-Q for the quarter ended December 31, 2007 filed with the Securities and
Exchange Commission.
Edward Jones
MidCap Utility Conference
March 25, 2008

Company Overview
• Public Utility Holding Company
 Formed 2001
• Strong Utility Platform
• Growth Components
 Complementary to Core
• Demonstrated Strategic
 Success
• S&P Small Cap 600 Company

Laclede Pipeline Company

Strategic Execution
• Five Consecutive Years of Record Earnings
 – Acquisition and organic growth
• Utility Operations
 – Strong rate case results
 – Stability of earnings
 – Operational improvements
• Non-Utility Components
 – Logical extension of core utility business
 – Continued growth of Laclede Energy Resources (LER)
 – Developed SM&P Utility Resources, Inc.
 – Ongoing systematic evaluation of new opportunities
• Highly Experienced Management

	Laclede Group	Laclede Gas
S&P	A	A
Moody’s		A3
Fitch	A-	A+
Accessible Liquidity
 • Short-Term Liquidity
 • Strong Credit Ratings
 • Continued Access to Capital Markets
 – Commercial Paper at favorable rates backed by Lines of Credit

150 Years of Service
• Established as The
    Laclede Gas Light
    Company in 1857
• Original Dow Jones
     index company
• Largest LDC in
    Missouri

Our System & Strengths
• 630,000+ Customers
    (83% Market Saturation)
• Over 16,000 Miles of
    Pipe
• Diversified Gas Supply
• Significant Storage Capacity
 – Market area: 5 Bcf natural
           gas, 3 Bcfe liquid propane
 – Upstream system: 23 Bcf

Regulation
• Missouri Public Service Commission
• Constructive Outcomes
 – August 2007: $38.6 MM increase in non-gas revenues
 – Enhanced Weather Mitigation Rate Design (WMRD)
 – Infrastructure System Replacement Surcharge (ISRS)
 – Reduced reliance on off-system sales
 – Enhanced Gas Supply Incentive Program (GSIP)

Advocacy
• Missouri Energy Development Association
 – Missouri investor-owned natural gas, electric, and water utilities
 • Advocates measures to support utility infrastructure and services to benefit
 Missouri citizens and businesses
 – Current Chairman
 – Legislative achievements
 • Infrastructure System Replacement Surcharge
 • Fuel Adjustment Clause
 • Weather and Conservation Rider
 • Environmental Cost Recovery Mechanism
 – Missouri Utility Shareholders Association

Operational and Customer Focus
Field Technology
Automated Meter Reading
GIS System
Green Building Initiatives
Bill Redesign

Laclede Energy Resources
• Strong Performance During 2007
 – 30% increase in sales volumes
 – Volumes delivered similar to Laclede Gas Company
           (107 Bcf vs. 112 Bcf)
• Growth in Overall Portfolio
 – Additional transportation capacity and gas supplies
 – Increased number of counterparties
• Growth in Sales Base
 – New retail / wholesale customers
 – Producer services

75% of Business Activity
99% of Business Activity
Current LER Footprint

Drivers of Growth
• Pipeline Expansion Projects
 – New marketing opportunities
• Storage Expansion
• New Gas Supply Basins
 – Shale plays
• Producer Services
• Additional Markets
 – Power generation
 – Ethanol business growing in the Midwest
 – LDCs

Rocky Mts
LNG
LNG
Canadian Gas
Reduction

Laclede Pipeline Company
• Uniquely Situated LPG
 Pipeline
 – Market crossroads location
 – Only U.S. interstate LPG
  pipeline with LDC customer

LPG Pipeline Assets
• March 2006: LPC Filed an Application with FERC
 – Provides common carrier LPG transportation in
           interstate commerce
 – Allows propane and butane shipments by third
           parties
 – Preserves historic role re: Laclede Gas Company
           peaking needs
• LPC’s FERC Tariff Effective April 1, 2006

SM&P Utility Resources
•  Underground Locating and Marking
            Company - Acquired in January 2002
 – Grew business
 – Strengthened core management
 – Developed technological competencies
 – Built on industry leadership to provide high-
         quality services
 – Established platform for long-term growth

Cash Sale of SM&P
• Status
 – Agreement signed February 15, 2008
 – Closing targeted for March 31, 2008
 – Sale price: $85 million
 • Purchase price: $43 million
 – Will now be part of a much larger locating entity
 – Proceeds will strengthen balance sheet

Liquidity and Financial Capacity
• Shelf Registration
 – Laclede Group:            $362.4 MM remaining
 – Laclede Gas:  $350.0 MM remaining
• Financing Authority
 – MPSC:   $500.0 MM
• Lines of Credit
 – Laclede Group:            $50.0 MM
 – Laclede Gas:  $320.0 MM
 • 4-year line

Earnings and Dividends Per Share
Diluted Earnings Per Share
Dividends Per Share

Historical Stock Price

Return
• Since Laclede Group was formed (October 1, 2001)*
 – Laclede Group annualized return: 16.1%
 – S&P 500 Index annualized return: 6.7%
• Current Fiscal Year (Beginning October 1, 2007)*
 – Laclede Group: 13.3% gain
 – S&P 500 Index: 12.0% loss
*through March 18, 2008

Key Takeaways
• Strong Core Gas Distribution Business
 – Stable earnings platform
 – Ongoing customer service initiatives
 – Focus on internal improvements
• Synergistic Growth Components
 – LER and Laclede Pipeline expansion
 opportunities
 – Asset-based opportunities complementary to
 core
• Focus on Shareholder Value
 – Strengthening of balance sheet
 – Earnings and dividend growth
Laclede Pipeline Company